                                                                   EXHIBIT 10.26

                              CUSTODIAL AGREEMENT

          THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), is entered into as of July 20, 1993, by and among Union Bank, having an address at 14500 Roscoe Boulevard, Panorama City, California 91402 (the "Trustee"), LTC REMIC Corporation, having an address at 300 Esplanade Drive, Suite 1260, Oxnard, California 93030 (the "Depositor"), Bankers Trust Company, having an address at Four Albany Street, New York, New York 10006 (the "Master Servicer") and Bankers Trust Company, having an address at Four Albany Street, New York, New York 10006, (the "Custodian").

                        W I T N E S S E T H   T H A T:
                        - - - - - - - - - -   - - - -

          WHEREAS, the Depositor, the Master Servicer, LTC Properties, Inc. (the "Special Servicer") and the Trustee have entered into a Pooling and Servicing Agreement dated as of July 20, 1993 (as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

          WHEREAS, the Custodian has agreed to (i) act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Depositor under the Pooling and Servicing Agreement, (ii) act as Paying Agent under the terms of the Pooling and Servicing Agreement, and (iii) act as Certificate Registrar under the terms of the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Depositor, the Master Servicer, and the Custodian hereby agree as follows:

                                   ARTICLE I

                                  Definitions

          Capitalized words and phrases used but not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                  ARTICLE II

                         Custody of Mortgage Documents

          Section 2.1.   Custodian to Act as Agent; Acceptance of Mortgage
                         -------------------------------------------------
Files.  The Custodian, as the duly appointed agent and bailee of the Trustee,
-----
appointed pursuant to Section 2.02 of the Pooling and Servicing Agreement, for these purposes, hereby accepts the agency contemplated hereunder and acknowledges receipt as of the Closing Date of the following documents and, as agent for the Trustee, agrees to verify receipt of the following documents pertaining to each of the Mortgage Loans identified on the Mortgage Loan Schedule attached to the Pooling and Servicing Agreement in accordance with Section 2.2 hereof:

     (a) the original Note, showing a complete chain of endorsement from the Originator to the Depositor, and endorsed by the Depositor without recourse to the order of the Trustee in the following form: "Pay to the order of Union Bank, as Trustee under that certain Pooling and Servicing Agreement, dated as of July 20, 1993, for LTC Commercial Mortgage Pass-Through Certificates, Series 1993-1, without recourse";

     (b) the original recorded Mortgage showing the Depositor as mortgagee or accompanied by original recorded assignments showing a complete chain of title to the Depositor, or, if any such original Mortgage or assignment has not been returned from the applicable public recording office, a copy of thereof certified by the Depositor to be a true and complete copy of the original thereof to be submitted for recording;

     (c) an executed Assignment of Mortgage, in form suitable for recordation in the jurisdiction in which the Mortgaged Property is located from Depositor to: "Union Bank, as Trustee under that certain Pooling and Servicing Agreement, dated as of July 20, 1993, for LTC Commercial Mortgage Pass-Through Certificates, Series 1993-1";

     (d) if the related security agreement is separate from the Mortgage, the original executed version of such security agreement and any intervening assignments thereof, including the assignment thereof to the Depositor and the Trustee;

     (e) a copy of the UCC-1 financing statement or statements and related continuation statements, if any, relating to the Mortgage Loan, each with evidence of filing thereon, together with an original executed form UCC-2 or UCC-3, in a form suitable for filing in the jurisdiction in which the Mortgaged Property is located, disclosing the assignment to the Trustee of the Depositor's and the Originator's security interest in the personal property, if any, constituting security for repayment of the Mortgage Loan;

     (f) the original of each assumption, modification, written assurance or substitution agreement, if any, relating to such Mortgage Loan;

     (g) the original lender's title insurance policy, together with any endorsements thereto, or, with respect to each Mortgage Loan not covered by a title insurance policy, a preliminary title report and an attorney's opinion of title issued as of the date of origination of the Mortgage Loan given by an attorney licensed to practice law in the jurisdiction where the Mortgaged Property is located;

     (h) the original of any guaranty or letter of credit relating to the Mortgage Loan;

     (i) if any related Assignment of Leases, Rents and Profits is separate from the Mortgage, the original executed version thereof, together with an executed reassignment of such instrument (a "Reassignment of Assignment of Leases, Rents and Profits") in suitable form for recordation in the jurisdiction in which the Mortgaged Property is located from the Depositor to the Trustee (which reassignment, however, may be included in the Assignment of Mortgage and need not be a separate instrument);

     (j) any and all amendments, modifications and supplements to, and waivers related to, any of the foregoing;

     (k)  any other written agreements related to the Mortgage Loan; and

     (l) the original of any environmental indemnity agreement relating to the Mortgage Loan.

          The Trustee also hereby delivers to the Custodian a list (the "Assignments of Mortgage List"), that has been prepared by the Depositor or its agent and delivered to the Trustee pursuant to Section 2.01 of the Pooling and Servicing Agreement, of each Mortgage Loan, by Loan Number, as to which the related Assignment of Mortgage has been submitted for recording in the applicable jurisdiction.

          On the Closing Date, the Custodian shall, to the extent possession thereof has been delivered to it, deliver to the Master Servicer (a) for recordation in accordance with Section 2.01 of the Pooling and Servicing Agreement, (i) each original Assignment of Mortgage referred to in Section 2.1(c) which has not yet been submitted for recording and (ii) each Reassignment of Assignment of Leases, Rents and Profits referred to in Section 2.1(i) (if not otherwise included in the related Assignment of Mortgage) which has not yet been submitted for recordation, and (b) for filing in accordance with Section
2.01 of the Pooling and Servicing Agreement, each UCC-2 or UCC-3 referred to in
Section 2.1(e) which has not yet been submitted for filing.

          From time to time the Depositor may forward or cause to be forwarded to the Custodian additional original documents evidencing an assumption or modification of a Mortgage Loan. All Mortgage Loan documents held by the Custodian as to each Mortgage Loan shall hereinafter be referred to as the "Mortgage File".

          Section 2.2.   Review of Mortgage Files.
                         ------------------------

          Within 45 days following the Closing Date the Custodian shall review each Mortgage File to ascertain that all documents referred to in Section 2.1 above have been received, have been executed, appear to be what they purport to be, purport to be recorded or filed (as applicable) and have not been torn, mutilated or otherwise defaced, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule. In so doing, the Custodian may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. At the conclusion of such review, the Custodian shall promptly notify the Trustee and the Depositor, with a copy to the Master Servicer and the Special Servicer, by providing a written report in the form attached as Exhibit A (the "Custodian's Exception Report") and, if the Custodian finds that (a) any document or documents constituting a part of a Mortgage File have not been executed or received, have not been recorded or filed (if required), are unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, appear not to be what they purport to be or have been torn, mutilated or otherwise defaced or (b) any Assignment of Mortgage has not been submitted for recording, such report shall set forth for each affected Mortgage Loan, with particularity, the nature of the defective or missing document or the lack of evidence of recordation. The Custodian shall not be responsible for any loss, cost, damage or expense to the Trust Fund resulting from any failure to receive any document constituting a portion of a Mortgage File noted on a Custodian's Exception Report or for any failure by the Depositor to use its best efforts to deliver any such documents.

          The Custodian shall have no responsibility for reviewing any Mortgage File except as expressly provided above. Without limiting the effect of the preceding sentence, in reviewing any Mortgage File pursuant to this Agreement, the Custodian shall have no responsibility for determining whether any document or opinion is valid and binding, whether the text of any deed, assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Trustee is the grantee, assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, whether a blanket assignment is permitted in any applicable jurisdiction, or whether any Person executing any document or rendering any opinion is authorized to do so or whether any signature thereon is genuine.

          The Custodian shall hold that portion of the Trust Fund delivered to the Custodian consisting of "instruments" (as such term is defined in Section 9105 (i) of the Uniform Commercial Code as in effect in New York on the date thereof) in New York, and, except as otherwise specifically provided in this Agreement, shall not remove such instruments from New York unless it receives an Opinion of Counsel (obtained and delivered at the expense of the Person requesting the removal of such instruments from New York) that in the event the transfer of the Mortgage Loans to the Trustee is deemed not to be a sale, after such removal, the Trustee will possess a first priority perfected security interest in such instruments.

          Section 2.3. Release of Mortgage Files. Upon (i) the payment in full
                       -------------------------
of any Mortgage Loan, or (ii) the repurchase of any Mortgage Loan pursuant to the Pooling and Servicing Agreement, and upon receipt by the Custodian of an Officers' Certificate of the Master Servicer, the Special Servicer, as the case may be, stating that all amounts required by the Pooling and Servicing Agreement in connection with such payment, purchase or repurchase have been deposited in the Collection Account pursuant to the Pooling and Servicing Agreement, the Custodian shall promptly release the related Mortgage File to the Master Servicer or Servicer, as applicable.

          From time to time, the Custodian, shall, upon request of the Master Servicer or Special Servicer and delivery to the Custodian of a Request for Release, promptly release the Mortgage File (or any portion thereof) designated in such Request for Release to the Master Servicer or Special Servicer, as applicable. The Trustee agrees promptly to deliver to the Custodian any such Request for Release received by it. Upon receipt of (a) such Mortgage File (or portion thereof) from the Master Servicer or the Special Servicer as applicable, or (b) in the event of a liquidation or the loan becoming an REO Property, of a certificate of a Special Servicer Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account or Distribution Account have been remitted to the Master Servicer for such deposit or that such Mortgage Loan has become an REO Property, the Custodian shall release a true and correct copy of the Request for Release to the Master Servicer or the Special Servicer, as applicable, with a notation thereon acknowledging receipt of the Mortgage File or the certificate of the Special Servicer specified in clause (b) above.

          Section 2.6. Audit and Examination of Mortgage Files. Upon reasonable
                       ---------------------------------------
notice to the Custodian, the Trustee, the Master Servicer, the Special Servicer, the Depositor, or any of their respective agents will be permitted, during normal business hours, to examine the Mortgage Files, documents, records and other papers in possession of or under the control of Custodian relating to any or all of the Mortgage Loans.

     Section 2.7. Copies of Mortgage Files. Upon the written request of the
                  ------------------------
Trustee, the Master Servicer, the Special Servicer, the Custodian shall timely provide to the Trustee, the Master Servicer, the Special Servicer or the Depositor, as the case may be, copies of the documents which constitute the Mortgage Files. The Master Servicer shall pay all costs and expenses incurred by the Custodian in preparing such copies.

     Section 2.8. Safekeeping. The Custodian shall segregate the Mortgage Files
                  -----------
from all other mortgages and mortgage notes and similar records in its possession, and agrees to hold the Mortgage Files in California on behalf of the Trustee for the use and benefit of all present and future Certificateholders, to maintain accurate records pertaining to each Note and Mortgage in the Mortgage Files as will enable the Trustee to comply with the terms and conditions of the Pooling and Servicing Agreement and at all times to maintain a current inventory thereof and to conduct periodic physical inspections of the Mortgage Files held by it under this Agreement in such a manner as shall enable the Trustee to verify the accuracy of such inventory and record keeping. The Custodian will promptly report to the Trustee any failure on its part to hold the Mortgage Files as herein provided and promptly take appropriate action to remedy any such failure.

     Section 2.9. Administration; Reports. In general, the Custodian shall
                  -----------------------
attend to all nondiscretionary details in connection with maintaining custody of the Mortgage Files on behalf of the Trustee, and to provide the Trustee with notification of any change in status of any Mortgage File. In addition, the Custodian shall assist the other parties hereto who are preparing reports to Certificateholders or to regulatory bodies, at the request of any such party and to the extent necessitated by the Custodian's custody of the Mortgage Files.

                                  ARTICLE III

                           Concerning the Custodian

     Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to
                  -------------------------------------------
each Mortgage Note, Mortgage, policy and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian hereby agrees to act as the agent and bailee of the Trustee, and to hold such documents, in trust, for the exclusive use and benefit of all present and future Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. The Custodian may not delegate any of its duties hereunder without the prior written consent of the Trustee. The Custodian shall segregate and maintain all documents constituting the Mortgage Files received by it for the benefit of the Certificaterholders in secure facilities in accordance with customary standards for such custody. The Mortgage Files shall be maintained in secure fireproof facilities. Except upon compliance with the provisions of Section 2.3 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Depositor, the Master Servicer or the Special Servicer or otherwise released from the possession of the Custodian.

          Section 3.2. Indemnification. The Depositor hereby agrees to indemnify
                       ---------------
and hold harmless the Custodian from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorneys' fees if counsel for the Custodian has been approved by the Depositor (provided such consent shall not be unreasonably withheld), and the cost of defending any action, suit or proceeding or resisting any claim. The Depositor further agrees to indemnify the Trustee from and against all claims, liabilities, losses, actions, suits, or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Trustee may incur by reason of any negligent act or any negligent failure to act on the part of the Custodian.

          Section 3.3. No Adverse Interest of Custodian. By execution of this
                       --------------------------------
Agreement, the Custodian represents, warrants and covenants that it currently holds, and during the existence of this Agreement shall hold, no interest adverse to the Trustee or the Certificateholders, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof. Without limiting the generality of the foregoing, the Custodian shall not at any time exercise or seek to enforce any claim, right or remedy, including any statutory or common law right of set-off, if any, that the Custodian may otherwise have against any Mortgage Loan, against all or part of any Mortgage File or against the proceeds of either.

          Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The
                       ----------------------------------------------------
Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise form its negligence or bad faith.

          Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The
                       --------------------------------------------------
Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans by giving 90 days' prior written notice thereof to the Depositor, the Master Servicer, the Special Servicer and the Trustee. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Depositor, the Master Servicer and the Special Servicer or promptly appoint a successor Custodian by written instrument, in duplicate, which instrument shall be delivered to the resigning Custodian, the successor Custodian, the Depositor, the Master Servicer and the Special Servicer. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

          The Trustee may, with or without cause, remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution or a trust company subject to supervision by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

          Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Depositor, the Master Servicer and the Special Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Depositor.

          Section 3.6. Merger or Consolidation of Custodian. Any Person into
                       ------------------------------------
which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, provided such Person shall be able to satisfy the requirements in
Section 3.7., without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 3.7. Representations of the Custodian. The Custodian hereby
                       --------------------------------
represents and warrants that (i) it is a depository institution or a trust company subject to supervision by a federal or state authority, has a combined capital and surplus of at least $50,000,000 and is qualified to do business in the jurisdiction in which it will hold any Mortgage File, (ii) it has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization, (iii) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (iv) the person signing this Agreement on its behalf is duly authorized to do so on its behalf, (v) it has obtained all authorizations of any governmental body required in connection with this Agreement and such authorizations are in full force and effect, (vi) the execution, delivery and performance of this Agreement will not violate any law, ordiance, charter, by-law or rule applicable to it, any agreement by which it is bound or by which any of its assets are affected or any judgment, decree or order applicable to it of any court or other governmental authority and (vii) this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its respective terms, except that the enforceability hereof may be subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar law now or hereafter in effect relating to creditors' rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          Section 3.8.  Insurance. The Custodian shall, at its own expense,
                        ---------
maintain in full force and effect at all times during the existence of this Agreement the following:

          (a)  fidelity insurance;
          (b)  theft of documents insurance;
          (c)  forgery insurance; and
          (d)  errors and omission insurance.

All such insurance shall be in amounts with standard coverage and subject to deductibles as is customary for insurance typically maintained by depository institutions or trust companies which act as custodians, which insurance may be self-insurance. The Custodian shall, upon written request, provide to the Depositor or the Trustee a copy of any policy or certificate of insurance required to be maintained by the Custodian pursuant to this Agreement.

                                  ARTICLE IV

                   Custodian to Act as Certificate Registrar
                               and Paying Agent

          Section 4.1.  Custodian as Certificate Registrar. Pursuant to Section
                        ----------------------------------
5.02 of the Pooling and Servicing Agreement, the Trustee hereby appoints the Custodian and the Custodian hereby accepts the appointment, to act as Certificate Registrar in accordance with the terms of the Pooling and Servicing Agreement.

          Section 4.2. Custodian as Paying Agent. Pursuant to Section 5.06 of
                       -------------------------
the Pooling and Servicing Agreement, the Trustee hereby appoints the Custodian, and the Custodian hereby accepts the appointment, to act as Paying Agent in accordance with the terms of the Pooling and Servicing Agreement.

                                  ARTICLE V

                           Miscellaneous Provisions

          Section 5.1. Notices. All demands, notices and communications required
                       -------
under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and shall be deemed to have been given upon receipt at the addresses shown on the first page hereof, or such other address as may hereafter be furnished to the other parties by like notice.

          Section 5.2. Amendments. No modification or amendment of or supplement
                       ----------
to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto and neither the Depositor, the Master Servicer, nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

          Section 5.3. Governing Law. This Agreement shall be deemed a contract
                       -------------
made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

          Section 5.4. Recordation of Agreement. To the extent permitted by
                       ------------------------
applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          Section 5.5. Counterparts. For purpose of facilitating the recordation
                       ------------
of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 5.6.  Severability of Provisions. If any one or more of the
                        --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then, to the extent permitted by applicable law, such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          Section 5.7.  Termination of Agreement. Unless terminated earlier by
                        ------------------------
the parties hereto, this Agreement shall terminate upon the termination of the Pooling and Servicing Agreement.

          Section 5.8.  Assignment. Except as otherwise expressly set forth in
                        ----------
this Agreement, no party to this Agreement may assign its rights or delegate its obligations under this Agreement without the express written consent of the other parties, and any assignment made without such consent shall be null and void for all purposes.

          Section 5.9.  No Partnership. Nothing herein shall be deemed or
                        --------------
construed to create a partnership or joint venture between or among the parties hereto.

          Section 5.10. Prior Agreements. This Agreement shall supersede all
                        ----------------
agreements prior to the date hereof with respect to the subject matter hereof.

          IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

                                          UNION BANK
                                          as Trustee

                                          By: /s/ Andrew R. Bill
                                             --------------------------------
                                             Name: Andrew R. Bill
                                             Title: Assistant Vice President

                                          LTC REMIC CORPORATION,
                                          as Depositor

                                          By: /s/ William McBride III
                                             --------------------------------
                                             Name: William McBride III
                                             Title: President

                                          BANKERS TRUST COMPANY,
                                          as Master Servicer

                                          By: /s/ Tracy A. Gevant
                                             --------------------------------
                                             Name: Tracy A. Gevant
                                             Title: Assistant Vice President

                                          BANKERS TRUST COMPANY,
                                          as Custodian

                                          By: /s/ Tracy A. Gevant
                                             --------------------------------
                                             Name: Tracy A. Gevant
                                             Title: Assistant Vice President

                         CUSTODIANS'S EXCEPTION REPORT



                                    [DATE]

Union Bank
14500 Roscoe Boulevard
Panorama City, CA 91402
Attention:________________

LTC REMIC Corporation
300 Esplanade Drive
Suite 1260
Oxnard, CA 93030

     Re: Custodial Agreement dated as of July 20, 1993 among LTC REMIC Corporation, as Depositor, BAnkers Trust Company, in its capacity as both Master Servicer and Custodian, and Union Bank, as Trustee (the "Custodial Agreement")

Ladies and Gentlemen:

          This exception report is being delivered to you in accordance with
Section 2.2 of the Custodial Agreement.

          The Custodian certifies that it has reviewed the Mortgage Files with respect to the Mortgage Loans listed on the Mortgage Loan Schedule and that, except as noted on the exception list attached hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule:

          (1) it has received all documents referred to in Section 2.1 of the Custodial Agreement (as identified to it in writing by the Depositor in the case of the documents referred to in Section 2.1(d), (e), (f), (g) (in the case of endorsements), (h), (i), (j) and (k));

          (2) it has received all documents described in Section 2.1 as original or certified recorded documents in such form;

          (3) each such document has been executed, appears to be what it purports to be, purports to be recorded or filed (as applicable) and has not been torn, mutilated or otherwise defaced; and

          (4) each document relates to the Mortgage Loan identified in the Mortgage Loan Schedule.

          The Custodian has made no independent examination of any documents contained in the Mortgage Files beyond the review specifically required by the Custodial Agreement. The Custodian makes no representations as to whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Custodian is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, whether a blanket assignment is permitted in any applicable jurisdiction, or whether any person executing any document is authorized to do so or whether any signature thereon is genuine.

          Capitalized terms used in this report have the meanings assigned to them in the Custodial Agreement.

                                                  BANKERS TRUST COMPANY,
                                                    as Custodian


                                                  By ___________________________
                                                  Name:
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